EXHIBIT 23.2




            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 2-32692, 2-44774, 2-53426, 2-64613, 2-83433, 33-6194,
33-42202, 333-03169, 333-107668 and 333-127647) of Hartmarx Corporation of our
report dated June 17, 2005 relating to the financial statements of the Hartmarx Savings Investment and Stock Ownership Plan as of and for the year ended December 31, 2004, which appears in this Form 11-K.



/s/PricewaterhouseCoopers LLP


Chicago, IL
June 26, 2006




                                       19